UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/04/2008

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24630

Iowa	42-1206172
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)

319-356-5800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 4, 2008, The Company reported its results of operations for the three months and the six months ended June 30, 2008. Information regarding the Financial Condition of the Company as of June 30, 2008 was also reported.

Item 9.01.    Financial Statements and Exhibits

A copy of the News Release dated August 4, 2008 is attached as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MidWestOne Financial Group, Inc.

Date: August 05, 2008	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President, CFO & Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	News Release dated August 4, 2008